UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported:  July 6, 2011

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                    (Registrant's telephone number)

                (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

American Airlines, Inc. is filing herewith a press release issued on July 6, 2011 as Exhibit 99.1, which is included herein.  This press release was issued to report June traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  July 6, 2011

CONTACT:                       Sean Collins
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Wed., July 6, 2011

AMERICAN AIRLINES REPORTS JUNE TRAFFIC

FORT WORTH, Texas – American Airlines reported that June traffic increased 1.3 percent versus the same period last year. Capacity increased 1.8 percent year over year, resulting in a load factor of 86.3 percent compared to 86.8 percent in the same period last year. International traffic increased by 4.8 percent relative to last year on a capacity increase of 3.8 percent. Domestic traffic decreased 0.9 percent year over year on a capacity increase of 0.5 percent.
American boarded 7.7 million passengers in June.

Detailed traffic and capacity are attached.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	June
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	11,393,675	11,245,441	1.3%
D.O.T. DOMESTIC	6,827,009	6,886,156	(0.9)
INTERNATIONAL	4,566,666	4,359,285	4.8
ATLANTIC	1,989,591	1,960,369	1.5
LATIN AMERICA	1,941,930	1,845,623	5.2
PACIFIC	635,145	553,293	14.8
AVAILABLE SEAT MILES (000)
SYSTEM	13,201,352	12,962,548	1.8%
D.O.T. DOMESTIC	7,806,451	7,767,644	0.5
INTERNATIONAL	5,394,901	5,194,904	3.8
ATLANTIC	2,221,880	2,188,312	1.5
LATIN AMERICA	2,422,963	2,387,677	1.5
PACIFIC	750,058	618,915	21.2
LOAD FACTOR
SYSTEM	86.3%	86.8%	(0.4)	Pts
D.O.T. DOMESTIC	87.5	88.7	(1.2)
INTERNATIONAL	84.6	83.9	0.7
ATLANTIC	89.5	89.6	(0.1)
LATIN AMERICA	80.1	77.3	2.8
PACIFIC	84.7	89.4	(4.7)
PASSENGERS BOARDED	7,713,088	7,648,824	0.8%

SYSTEM CARGO TON MILES (000)	146,769	159,221	(7.8)%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	YEAR-TO-DATE June
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	61,935,580	60,902,910	1.7%
D.O.T. DOMESTIC	37,661,928	38,054,554	(1.0)
INTERNATIONAL	24,273,653	22,848,357	6.2
ATLANTIC	8,803,518	8,697,109	1.2
LATIN AMERICA	12,203,950	11,274,259	8.2
PACIFIC	3,266,185	2,876,989	13.5
AVAILABLE SEAT MILES (000)
SYSTEM	77,053,929	75,238,504	2.4%
D.O.T. DOMESTIC	45,946,726	46,245,880	(0.6)
INTERNATIONAL	31,107,202	28,992,624	7.3
ATLANTIC	11,555,579	11,048,744	4.6
LATIN AMERICA	15,266,474	14,526,359	5.1
PACIFIC	4,285,150	3,417,521	25.4
LOAD FACTOR
SYSTEM	80.4%	80.9%	(0.6)	Pts
D.O.T. DOMESTIC	82.0	82.3	(0.3)
INTERNATIONAL	78.0	78.8	(0.8)
ATLANTIC	76.2	78.7	(2.5)
LATIN AMERICA	79.9	77.6	2.3
PACIFIC	76.2	84.2	(8.0)
PASSENGERS BOARDED	42,301,862	42,347,093	(0.1)%

SYSTEM CARGO TON MILES (000)	897,643	925,469	(3.0)%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/